Exhibit 10.9.5

FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 26, 2021, is entered into by and among AGILETHOUGHT, INC. (formerly known as AN GLOBAL INC), a Delaware corporation (“Ultimate Holdings”) and AN EXTEND, S.A. DE C.V., a sociedad anónima de capital variable incorporated and existing under the laws of Mexico (“AN Extend” and together with Ultimate Holdings, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings” and together with Ultimate Holdings, the “Holdings Companies”), the other Loan Parties party hereto, the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), GLAS USA LLC, as Administrative Agent for the Lenders, and GLAS AMERICAS LLC, as the Collateral Agent for the Lenders.

recitals

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of January 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent, the Collateral Agent and the Lenders permit AgileThought Digital Solutions S.A.P.I. de C.V. (f/k/a North American Software, S.A.P.I. de C.V.) to incur certain additional indebtedness and to agree to make certain amendments to the Credit Agreement in connection therewith; and

WHEREAS, the Administrative Agent, the Collateral Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1 Amendments to Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 3 below, on the Amendment No. 5 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended and restated to add the following new defined terms in appropriate alphabetical order:

"Amendment No. 5 Effective Date” is defined in the Fifth Amendment.

“Exitus Borrower” shall mean AgileThought Digital Solutions S.A.P.I. DE C.V. (f/k/a North American Software, S.A.P.I. de C.V.), formed under the laws of Mexico.

“Exitus Debt Noteholder” shall mean Exitus Capital, S.A.P.I. DE C.V. SOFOM ENR.

“Exitus Debt Promissory Note” shall mean that certain Promissory Note, dated as of and as in effect on July 26, 2021, by and between Exitus Borrower and the Exitus Debt Noteholder, as amended, modified or supplemented from time to time solely with the consent of the Lenders, in their discretion.

“Fifth Amendment” shall mean that certain Fifth Amendment to First Amended and Restated Credit Agreement dated as of July 26, 2021.

“Permitted Exitus Debt” shall mean all indebtedness incurred under the Exitus Debt Promissory Note, in a maximum aggregate amount not to exceed U.S.$3,700,000 at any time.

“Permitted Exitus Debt Payments” shall mean, solely as long as the Payment Conditions are met with respect thereto, the payment by the Exitus Borrower to the Exitus Debt Noteholder of (a) regularly scheduled interest payments, as and when due and payable under the Exitus Debt Promissory Note, and (b) regularly scheduled payments of principal of the Permitted Exitus Debt (for the avoidance of doubt, excluding any prepayments), as and when due and payable under the Exitus Debt Promissory Note.

1.2 The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charges” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP for any Computation Period, the sum of, without duplication, (a) cash Interest Expense thereof in such Computation Period, plus (b) scheduled principal payments of Debt thereof (including (i) the loans under the Senior Credit Facility, (ii) the Loans to the extent any such payments thereof would constitute “Permitted Second Lien Debt Payments” under the Senior Credit Facility, (iii) scheduled principal payments of, and any interest and fees actually paid in such Computation Period with respect to, the Permitted Investor Debt and the Permitted Exitus Debt, and (iv) any Earn-out Obligations, including, without limitation, all Permitted Earn-out Obligations (other than the Permitted Earn-out Obligations paid out of funds on deposit in the Segregated Account), but excluding (x) the revolving loans under the Senior Credit Facility, and (y) scheduled payments of principal required to paid pursuant to Section 6.4.2 thereof during the Modified Amortization Period (as such term is defined in the Senior Credit Facility)) in such Computation Period, and (z) the Fifth Amendment Fee (as such term is defined in the Senior Credit Facility); provided that, for the avoidance of doubt, any Permitted Earn-out Obligation shall be excluded from Fixed Charges to the extent that, as of any date of determination, the Payment Conditions with respect to such Permitted Earn-Out Obligation are not satisfied as of such date (after giving pro forma effect to such payment).

1.3 The definition of “Payment Conditions” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Payment Conditions” means, with respect to any Permitted Investor Debt Payment, Permitted Exitus Debt Payment or Permitted Earn-out Payment, that (a) no Event of Default has occurred and is continuing or would be caused by the making thereof, and (b) after giving pro forma effect to that payment, (i) Liquidity exceeds U.S.$5,000,000 and (ii) as of the last day of the most recently ended Computation Period for which financial statements have been delivered (or were required to be delivered) to Administrative Agent under and in accordance with Section 10.1.2, the Consolidated Group shall be in pro forma compliance with the financial covenants set forth in Section 11.12 for the most recently concluded Computation Period.

1.4 The definition of “Total Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Total Leverage Ratio” means, for the Consolidated Group determined on a consolidated basis in accordance with GAAP as of the last day of any Computation Period, the ratio of (a) Total Debt (excluding any of the Permitted Investor Debt, Permitted Exitus Debt, Permitted Earn-out Obligations and the Fifth Amendment Fee (as defined in the Senior Credit Facility)) thereof as of such day, to (b) EBITDA thereof for the Computation Period ending on such day.

1.5 Clause (e) in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Permitted Earn-out Obligations, (ii) the Permitted Investor Debt and Permitted Exitus Debt, and (iii) Subordinated Debt (other than, for avoidance of doubt, any Permitted Earn-out Obligations) incurred after the Closing Date in an aggregate outstanding amount for all Loan Parties and their Subsidiaries not to exceed (together with the aggregate outstanding amount under the Permitted Investor Debt and Permitted Exitus Debt) U.S.$11,700,000 at any time, so long as such Subordinated Debt is subject to a Subordination Agreement;

1.6 Clause (vi) of Section 11.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi)(x) any Loan Party may make the Permitted Investor Debt Payments and the Exitus Borrower may make the Permitted Exitus Debt Payments, and (y) any Loan Party may make payments with respect to Subordinated Debt to the extent expressly permitted under the applicable Subordination Agreement.

Section 2 Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 3 Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Amendment No. 5 Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders;

3.2 The Administrative Agent and the Lenders shall have received a fully executed copy of the Sixth Amendment to Amended and Restated Credit Agreement, dated as of the date of this Amendment, amending the Senior Credit Facility in form and substance satisfactory to the Lenders;

3.3 The Administrative Agent and the Lenders shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 5 Effective Date, including all Attorney Costs of the Administrative Agent and the Lenders incurred prior to or on the Amendment No. 5 Effective Date; and

3.4 All representations and warranties set forth in Section 4 hereof are true and correct.

Section 4 Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

4.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

4.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

4.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

4.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 5 Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 5. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Collateral Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent, the Collateral Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 6 Miscellaneous.

6.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Intermediate Holdings and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

6.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

6.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

6.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

6.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

6.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

6.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

6.9 Administrative Agent and Collateral Agent Instruction. Each Lender party hereto, through its execution of this Amendment, hereby instructs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AGILETHOUGHT, INC,
as Borrower

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

AN EXTEND, S.A. de C.V.,
as Borrower

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN GLOBAL LLC,
as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

4th SOURCE LLC, as
Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

IT GLOBAL HOLDING, LLC, as
Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

Signature page to Fifth Amendment

QMX INVESTMENT HOLDINGS USA, as Loan Party

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

4TH SOURCE HOLDING CORP., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

FACULTAS ANALYTICS, S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

FAKTOS INC, S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Fifth Amendment

CUARTO ORIGEN, S. DE R.L. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

4TH SOURCE MEXICO, LLC, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

AGS ALPAMA GLOBAL SERVICES MEXICO, S.A DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ENTREPIDS TECHNOLOGY INC., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

ENTREPIDS MEXICO, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Fifth Amendment

AGS ALPAMA GLOBAL SERVICES USA, LLC., as Loan Party

By: QMX Investment Holdings USA, Inc., its sole member

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

AN UX, S.A de C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN EVOLUTION, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN DATA INTELLIGENCE, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Fifth Amendment

ANZEN SOLUCIONES, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

AN USA, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

AGILETHOUGHT SERVICIOS MÉXICO, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGILETHOUGHT SERVICIOS ADMINISTRATIVOS, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGILETHOUGHT, LLC, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Global Chief Executive Officer

INVERTIS, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Sole Director

Signature page to Fifth Amendment

GLAS USA LLC, as Administrative Agent

By:	/s/ Lisha John
Name:	LISHA JOHN
Title:	VICE PRESIDENT

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Lisha John
Name:	LISHA JOHN
Title:	VICE PRESIDENT

Signature page to Fifth Amendment

BANCO NACIONAL DE MÉXICO S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8, as Tranche A Lender and Tranche A-2 Lender

By:	/s/ Andrés Borrego
Name:	Andrés Borrego
Title:	Attorney in fact

By:	/s/ Manuel Ramos
Name:	Manuel Ramos
Title:	Attorney in fact

Signature page to Fifth Amendment

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P., as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Arturo José Saval Pérez
Name:	Arturo José Saval Pérez
Title:	Attorney-in-fact

By:	/s/ Alejandro Gorozpe Bárbara
Name:	Alejandro Gorozpe Bárbara
Title:	Attorney-in-fact

BANCO NACIONAL DE MÉXICO, S.A.,
MEMBER OF GRUPO FINANCIERO
BANAMEX, DIVISION FIDUCIARIA,
IN ITS CAPACITY AS TRUSTEE OF
THE TRUST “NEXXUS CAPITAL VI”
AND IDENTIFIED WITH NUMBER
NO. F/173183, as Tranche B Lender and
Tranche B-2 Lender

By:	/s/ Arturo José Saval Pérez
Name:	Arturo José Saval Pérez
Title:	Attorney-in-fact

By:	/s/ Alejandro Gorozpe Bárbara
Name:	Alejandro Gorozpe Bárbara
Title:	Attorney-in-fact

Signature page to Fifth Amendment